UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported)   November 7, 2016
 HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	001-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road	02184
(Address of principal executive offices)	Zip code

Registrant's telephone number, including area code  781-848-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 7, 2016, Haemonetics Corporation (the “Company”) issued a press release announcing financial results for the second quarter ended October 1, 2016. The Company has also provided further comments on its website regarding its second quarter performance. Copies of the release and comments are furnished with this report as exhibits 99.1 and 99.2, respectively.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

99.1: Press Release of Haemonetics Corporation dated November 7, 2016 announcing financial results for the second quarter ended October 1, 2016.

99.2: Comments on 2nd Quarter Fiscal 2017 Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION
(Registrant)

Date: November 7, 2016	By:	/s/ Christopher Simon
Christopher Simon, President and
Chief Executive Officer